Investments - Rollforward of credit loss allowance for fixed income securities (Details) - Fixed income securities $ in Thousands	12 Months Ended
Dec. 31, 2020 USD ($)
Debt Securities, Available-for-sale, Allowance for Credit Loss [Roll Forward]
Beginning balance	$ 0
Credit losses on securities for which credit losses not previously reported	(255)
Reduction of allowance related to sales	255
Write-offs	0
Ending balance	$ 0